UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

November 3, 2022

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Fox Corporation (the “Company”) held its Annual Meeting of Stockholders on November 3, 2022. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch AC	209,498,954	2,377,206	75,428	9,880,558
Lachlan K. Murdoch	200,719,030	11,148,069	84,489	9,880,558
William A. Burck	208,303,747	3,567,777	80,064	9,880,558
Chase Carey	210,004,924	1,863,262	83,402	9,880,558
Anne Dias	208,051,708	3,811,884	87,996	9,880,558
Roland A. Hernandez	208,297,555	3,568,961	85,072	9,880,558
Jacques Nasser AC	204,429,100	7,442,639	79,849	9,880,558
Paul D. Ryan	194,451,173	17,392,144	108,271	9,880,558

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 passed and was voted upon as follows:

For:	221,642,373
Against:	111,614
Abstain:	78,159

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, named executive officer compensation passed and was voted upon as follows:

For:	201,080,708
Against:	10,710,102
Abstain:	160,778
Broker Non-Votes:	9,880,558

Proposal 4: A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation passed and was voted upon as follows:

For:	211,224,994
Against:	228,010
Abstain:	498,584
Broker Non-Votes:	9,880,558

Proposal 5: A stockholder proposal to disclose money spent on lobbying did not pass and was voted upon as follows:

For:	21,015,703
Against:	189,354,316
Abstain:	1,581,569
Broker Non-Votes:	9,880,558

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Viet D. Dinh
Name:	Viet D. Dinh
Title:	Chief Legal and Policy Officer

November 3, 2022